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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-51791) of CIGNA Corporation of our report dated June 27, 1994, appearing on page 11-K-5 of the Annual Report of CIGNA Corporation's Savings and Investment Plus Plan on Form 11-K for the fiscal year ended December 31, 1993.



/s/PRICE WATERHOUSE


Philadelphia, Pennsylvania
June 28, 1994





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